AQUILA THREE PEAKS HIGH INCOME FUND
                        Supplement to the Prospectus for
                           Class Y and Class I Shares
                               Dated June 1, 2006


         The paragraph entitled "Redemption of Class I Shares" on page 15 of the Prospectus is hereby replaced with the following:

               You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. A redemption may result in a transaction taxable to you.





                         The date of this supplement is
                                November 29, 2006